111-P2 07/25

FRANKLIN U.S. GOVERNMENT MONEY FUND
SUPPLEMENT DATED JULY 11, 2025
TO THE PROSPECTUS DATED NOVEMBER 1, 2024, OF
FRANKLIN U.S. GOVERNMENT MONEY FUND (THE “FUND”)

The following is added to the Edward D. Jones & CO., L.P. disclosure in the appendix titled “Appendix A – Intermediary Sales Charge Discounts and Waivers” in the Fund’s Prospectus:

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situation:

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Please retain this supplement for future reference.